UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

☑ Filed by the Registrant                                                                     ☐ Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement
☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to ss.240.14a-12

GENERAL MOTORS COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GENERAL MOTORS COMPANY

GENERAL MOTORS GLOBAL HEADQUARTERS

MAIL CODE 482-C25-A36

300 RENAISSANCE CENTER

DETROIT, MI 48265

Your Vote Counts!

GENERAL MOTORS COMPANY

2021 Annual Meeting

Vote by June 13, 2021

11:59 PM ET

        D50124-P53774

You invested in GENERAL MOTORS COMPANY and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2021.

Get informed before you vote

View the Proxy Statement, Notice of 2021 Annual Meeting of Shareholders and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

    *Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors Nominees:
1a.	Mary T. Barra	For

1b.	Wesley G. Bush	For

1c.	Linda R. Gooden	For

1d.	Joseph Jimenez	For

1e.	Jane L. Mendillo	For

1f.	Judith A. Miscik	For

1g.	Patricia F. Russo	For

1h.	Thomas M. Schoewe	For

1i.	Carol M. Stephenson	For

1j.	Mark A. Tatum	For

1k.	Devin N. Wenig	For

1l.	Margaret C. Whitman	For

2.	Advisory Approval of Named Executive Officer Compensation	For

3.	Ratification of the Selection of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2021	For

4.	Shareholder Proposal Regarding Shareholder Written Consent	Against

5.	Shareholder Proposal Regarding a Report on Greenhouse Gas Emissions Targets as a Performance Element of Executive Compensation	Against

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